EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	2ND	2ND
	QUARTER	QUARTER
	2025	2024	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$32,454	$31,326	$1,128	3.60%
Interest Expense	11,312	11,881	(569)	(4.79)%
Net Interest Income	21,142	19,445	1,697	8.73%
Provision for Credit Losses	2,354	565	1,789	316.64%
Net Interest Income After Provision for Credit Losses	18,788	18,880	(92)	(0.49)%
Noninterest Income	8,142	7,854	288	3.67%
Noninterest Expense	19,398	19,255	143	0.74%
Income Before Income Tax Provision	7,532	7,479	53	0.71%
Income Tax Provision	1,415	1,366	49	3.59%
Net Income	$6,117	$6,113	$4	0.07%
Net Income Attributable to Common Shares (1)	$6,068	$6,066	$2	0.03%
PER COMMON SHARE DATA:
Net Income - Basic and Diluted	$0.40	$0.40	$0.00	0.00%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic and Diluted	15,359,004	15,264,533

	SIX MONTHS ENDED
	JUNE 30,
	2025	2024	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$64,163	$61,662	$2,501	4.06%
Interest Expense	23,046	23,176	(130)	(0.56)%
Net Interest Income	41,117	38,486	2,631	6.84%
Provision for Credit Losses	2,590	1,519	1,071	70.51%
Net Interest Income After Provision for Credit Losses	38,527	36,967	1,560	4.22%
Noninterest Income	15,150	14,529	621	4.27%
Noninterest Expense	38,441	37,559	882	2.35%
Income Before Income Tax Provision	15,236	13,937	1,299	9.32%
Income Tax Provision	2,826	2,518	308	12.23%
Net Income	$12,410	$11,419	$991	8.68%
Net Income Attributable to Common Shares (1)	$12,310	$11,333	$977	8.62%
PER COMMON SHARE DATA:
Net Income - Basic and Diluted	$0.80	$0.74	$0.06	8.11%
Dividends Per Share	$0.56	$0.56	$0.00	0.00%
Number of Shares Used in Computation - Basic and Diluted	15,348,824	15,247,557

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	June 30,	June 30,
	2025	2024	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$99,619	$100,412	$(793)	(0.79)%
Available-for-sale Debt Securities	406,052	401,145	4,907	1.22%
Loans, Net	1,897,559	1,872,825	24,734	1.32%
Bank-Owned Life Insurance	52,138	50,301	1,837	3.65%
Bank Premises and Equipment, Net	21,195	21,966	(771)	(3.51)%
Deferred Tax Asset, Net	17,346	18,375	(1,029)	(5.60)%
Intangible Assets	54,373	54,779	(406)	(0.74)%
Other Assets	62,593	73,319	(10,726)	(14.63)%
TOTAL ASSETS	$2,610,875	$2,593,122	$17,753	0.68%

LIABILITIES
Deposits	$2,109,776	$2,059,309	$50,467	2.45%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	144,427	202,523	(58,096)	(28.69)%
Senior Notes, Net	14,934	14,865	69	0.46%
Subordinated Debt, Net	24,889	24,773	116	0.47%
Other Liabilities	30,492	28,431	2,061	7.25%
TOTAL LIABILITIES	2,324,518	2,329,901	(5,383)	(0.23)%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	317,031	304,582	12,449	4.09%
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(31,017)	(41,710)	10,693	(25.64)%
Defined Benefit Plans	343	349	(6)	(1.72)%
TOTAL STOCKHOLDERS' EQUITY	286,357	263,221	23,136	8.79%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,610,875	$2,593,122	$17,753	0.68%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	June 30,		INCREASE
	2025	2024	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$6,117	$6,113	0.07%
Return on Average Assets (Annualized)	0.94%	0.96%	(2.08)%
Return on Average Equity (Annualized)	8.66%	9.46%	(8.46)%

PRE-TAX, PRE-PROVISION NET REVENUE ("PPNR") - NON-GAAP (a)
PPNR	$10,273	$8,246	24.58%
PPNR (Annualized) as a % of Average Assets	1.59%	1.29%	23.26%
PPNR (Annualized) as a % of Average Equity	14.54%	12.76%	13.95%

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2025	2024	(DECREASE)
EARNINGS PERFORMANCE - U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP")
Net Income	$12,410	$11,419	8.68%
Return on Average Assets (Annualized)	0.96%	0.90%	6.67%
Return on Average Equity (Annualized)	8.85%	8.79%	0.68%

PPNR - NON-GAAP (a)
PPNR	$18,424	$15,853	16.22%
PPNR (Annualized) as a % of Average Assets	1.43%	1.25%	14.40%
PPNR (Annualized) as a % of Average Equity	13.14%	12.20%	7.70%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,610,875	$2,593,122	0.68%
Available-for-Sale Debt Securities	406,052	401,145	1.22%
Loans, Net	1,897,559	1,872,825	1.32%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	21,699	20,382	6.46%
Allowance for Credit Losses on Off-Balance Sheet Exposures	742	682	8.80%
Deposits	2,109,776	2,059,309	2.45%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$329,716	$321,136	2.67%
Trust Assets Under Management	1,380,547	1,284,674	7.46%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic and Diluted	$0.80	$0.74	8.11%
Dividends	$0.56	$0.56	0.00%
Common Book Value	$18.46	$17.12	7.83%
Tangible Common Book Value - NON-GAAP (b)	$14.95	$13.56	10.25%
Market Value (Last Trade)	$18.94	$17.89	5.87%
Market Value / Common Book Value	102.60%	104.50%	(1.82)%
Market Value / Tangible Common Book Value - NON-GAAP (b)	126.69%	131.93%	(3.97)%
Price Earnings Multiple	11.84	12.09	(2.07)%
Dividend Yield (Annualized)	5.91%	6.26%	(5.59)%
Common Shares Outstanding, End of Period	15,514,943	15,375,982	0.90%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2025	2024	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (b)	9.07%	8.21%	10.48%
Nonperforming Assets / Total Assets	0.98%	0.76%	28.95%
Allowance for Credit Losses / Total Loans	1.13%	1.08%	4.63%
Total Risk Based Capital Ratio (c)	15.98%	15.50%	3.10%
Tier 1 Risk Based Capital Ratio (c)	13.54%	13.10%	3.36%
Common Equity Tier 1 Risk Based Capital Ratio (c)	13.54%	13.10%	3.36%
Leverage Ratio (c)	10.22%	9.85%	3.76%

AVERAGE BALANCES
Average Assets	$2,583,701	$2,533,204	1.99%
Average Equity	$280,421	$259,783	7.94%

EFFICIENCY RATIO - NON-GAAP (d)
Net Interest Income on a Fully Taxable-Equivalent Basis (d)	$41,548	$38,883	6.85%
Noninterest Income	15,150	14,529	4.27%
Total (1)	$56,698	$53,412	6.15%
Noninterest Expense, Excluding Merger-Related Expenses (2)	$38,274	$37,559	1.90%
Efficiency Ratio = (2)/(1)	67.51%	70.32%	(4.00)%
(a)	PPNR includes net interest income plus noninterest income minus total noninterest expense but excludes provision (credit) for credit losses, realized gains or losses on securities, the income tax provision and merger-related expenses and other nonrecurring items included in earnings. Management believes disclosure of PPNR provides useful information for evaluating C&N’s financial performance without the impact of realized gains or losses on securities or unusual items or events that may obscure trends in C&N’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. A reconciliation of this non-GAAP measure to the comparable GAAP measure is provided below under the table “PPNR- NON- GAAP RECONCILIATION.”
(b)	Tangible common book value per share, tangible common equity as a percentage of tangible assets and market value as a percentage of tangible common book value are non-GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,610,875	$2,593,122
Less: Intangible Assets, Primarily Goodwill	(54,373)	(54,779)
Tangible Assets	$2,556,502	$2,538,343
Total Stockholders' Equity	$286,357	$263,221
Less: Intangible Assets, Primarily Goodwill	(54,373)	(54,779)
Tangible Common Equity (3)	$231,984	$208,442

Common Shares Outstanding, End of Period (4)	15,514,943	15,375,982
Tangible Common Book Value per Share = (3)/(4)	$14.95	$13.56

(c)Capital ratios for the most recent period are estimated.

(d)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided below under the table “COMPARISON OF INTEREST INCOME AND EXPENSE.” In the calculation above, Management excluded merger-related expenses due to the nonrecurring  nature of these expenses.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
Interest and dividend income	$32,454	$31,709	$33,329	$33,087	$31,326
Interest expense	11,312	11,734	12,856	12,931	11,881
Net interest income	21,142	19,975	20,473	20,156	19,445
Provision (credit) for credit losses	2,354	236	(531)	1,207	565
Net interest income after provision (credit) for credit losses	18,788	19,739	21,004	18,949	18,880
Noninterest income	8,142	7,008	7,547	7,133	7,854
Noninterest expense	19,398	19,043	18,430	18,269	19,255
Income before income tax provision	7,532	7,704	10,121	7,813	7,479
Income tax provision	1,415	1,411	1,947	1,448	1,366
Net income	$6,117	$6,293	$8,174	$6,365	$6,113
Net income attributable to common shares	$6,068	$6,242	$8,103	$6,311	$6,066
Basic and diluted earnings per common share	$0.40	$0.41	$0.53	$0.41	$0.40

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2025	2025	2024	2024	2024
ASSETS
Cash & Due from Banks	$99,619	$114,738	$126,174	$184,213	$100,412
Available-for-Sale Debt Securities	406,052	408,463	402,380	408,422	401,145
Loans, Net	1,897,559	1,878,260	1,875,813	1,872,322	1,872,825
Bank-Owned Life Insurance	52,138	51,671	51,214	50,757	50,301
Bank Premises and Equipment, Net	21,195	21,304	21,338	21,537	21,966
Deferred Tax Asset, Net	17,346	17,194	19,098	17,047	18,375
Intangible Assets	54,373	54,479	54,585	54,682	54,779
Other Assets	62,593	63,119	60,051	61,842	73,319
TOTAL ASSETS	$2,610,875	$2,609,228	$2,610,653	$2,670,822	$2,593,122

LIABILITIES
Deposits (1)	$2,109,776	$2,102,141	$2,093,909	$2,135,879	$2,059,309
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	144,427	154,994	167,939	186,043	202,523
Senior Notes, Net	14,934	14,917	14,899	14,882	14,865
Subordinated Debt, Net	24,889	24,860	24,831	24,802	24,773
Other Liabilities	30,492	30,485	33,791	31,911	28,431
TOTAL LIABILITIES	2,324,518	2,327,397	2,335,369	2,393,517	2,329,901

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	317,031	314,521	312,045	307,369	304,582
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(31,017)	(33,050)	(37,084)	(30,396)	(41,710)
Defined Benefit Plans	343	360	323	332	349
TOTAL STOCKHOLDERS' EQUITY	286,357	281,831	275,284	277,305	263,221
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,610,875	$2,609,228	$2,610,653	$2,670,822	$2,593,122

(1) Brokered Deposits (Included in Total Deposits)	$5,005	$22,022	$24,021	$45,051	$59,501

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	June 30, 2025		March 31, 2025		December 31, 2024		June 30, 2024
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$8,057	$7,374	$8,062	$7,284	$8,067	$7,118	$10,323	$9,257
Obligations of U.S. Government agencies	9,790	8,996	9,819	8,923	10,154	9,025	10,582	9,350
Bank holding company debt securities	28,961	25,767	28,959	25,944	28,958	25,246	28,955	23,657
Obligations of states and political subdivisions:
Tax-exempt	109,330	97,960	110,721	99,148	111,995	101,302	113,659	102,020
Taxable	50,499	43,218	51,075	43,587	51,147	42,506	56,294	47,481
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	100,257	93,530	105,642	97,477	104,378	94,414	104,708	93,874
Residential collateralized mortgage obligations	53,465	51,129	54,923	52,148	53,389	49,894	46,623	42,565
Commercial mortgage-backed securities	74,380	67,008	73,232	65,553	73,470	64,501	74,510	64,718
Private label commercial mortgage-backed securities	5,578	5,580	8,404	8,399	8,365	8,374	8,290	8,223
Asset-backed securities,
Collateralized loan obligations	5,500	5,490	0	0	0	0	0	0
Total Available-for-Sale Debt Securities	$445,817	$406,052	$450,837	$408,463	$449,923	$402,380	$453,944	$401,145

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2025	2025	2024	2024
Commercial real estate - non-owner occupied:
Non-owner occupied	$488,150	$471,351	$471,171	$489,514
Multi-family (5 or more) residential	107,603	101,061	105,174	67,154
1-4 Family - commercial purpose	162,208	161,292	163,220	167,296
Total commercial real estate - non-owner occupied	757,961	733,704	739,565	723,964
Commercial real estate - owner occupied	261,157	260,248	261,071	267,169
All other commercial loans:
Commercial and industrial	97,632	96,233	96,665	77,339
Commercial lines of credit	124,515	128,290	120,078	130,924
Political subdivisions	83,811	94,046	94,009	89,460
Commercial construction and land	99,514	96,176	92,741	114,162
Other commercial loans	25,027	21,434	19,784	19,221
Total all other commercial loans	430,499	436,179	423,277	431,106
Residential mortgage loans:
1-4 Family - residential	375,352	378,841	383,797	383,494
1-4 Family residential construction	23,144	23,407	24,212	26,330
Total residential mortgage	398,496	402,248	408,009	409,824
Consumer loans:
Consumer lines of credit (including HELCs)	56,130	49,782	47,196	42,325
All other consumer	15,015	16,271	16,730	18,819
Total consumer	71,145	66,053	63,926	61,144
Total	1,919,258	1,898,432	1,895,848	1,893,207
Less: allowance for credit losses on loans	(21,699)	(20,172)	(20,035)	(20,382)
Loans, net	$1,897,559	$1,878,260	$1,875,813	$1,872,825

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	June 30,	% of Non-owner	% of
	2025	Occupied CRE	Total Loans
Office	$118,007	24.2%	6.1%
Retail	89,485	18.3%	4.7%
Industrial	83,334	17.1%	4.3%
Hotels	69,163	14.2%	3.6%
Mixed Use	60,177	12.3%	3.1%
Other	67,984	13.9%	3.5%
Total Non-owner Occupied CRE Loans	$488,150
Total Gross Loans	$1,919,258

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2025	2025	2024	2024
Collateral dependent loans with a valuation allowance	$239	$945	$258	$6,613
Collateral dependent loans without a valuation allowance	20,957	29,854	29,867	8,567
Total collateral dependent loans	$21,196	$30,799	$30,125	$15,180

Total loans past due 30-89 days and still accruing	$1,721	$8,452	$5,658	$3,088

Nonperforming assets:
Total nonaccrual loans	$25,190	$24,106	$23,842	$19,579
Total loans past due 90 days or more and still accruing	86	24	119	20
Total nonperforming loans	25,276	24,130	23,961	19,599
Foreclosed assets held for sale (real estate)	402	199	181	181
Total nonperforming assets	$25,678	$24,329	$24,142	$19,780

Total nonperforming loans as a % of total loans	1.32%	1.27%	1.26%	1.04%
Total nonperforming assets as a % of assets	0.98%	0.93%	0.92%	0.76%
Allowance for credit losses as a % of total loans	1.13%	1.06%	1.06%	1.08%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
Balance, beginning of period	$20,172	$20,035	$20,023	$20,035	$19,208
Charge-offs	(582)	(117)	(236)	(699)	(416)
Recoveries	34	26	29	60	64
Net charge-offs	(548)	(91)	(207)	(639)	(352)
Provision for credit losses on loans	2,075	228	566	2,303	1,526
Balance, end of period	$21,699	$20,172	$20,382	$21,699	$20,382

Net charge-offs as a % of average gross loans (annualized)	0.12%	0.02%	0.04%	0.07%	0.04%

ANALYSIS OF THE PROVISION (CREDIT) FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
Provision (credit) for credit losses:
Loans receivable	$2,075	$228	$566	$2,303	$1,526
Off-balance sheet exposures	279	8	(1)	287	(7)
Total provision for credit losses	$2,354	$236	$565	$2,590	$1,519

PPNR NON- GAAP RECONCILIATION

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
Calculation of PPNR:	2025	2025	2024	2025	2024
Net Income (GAAP)	$6,117	$6,293	$6,113	$12,410	$11,419
Add: Provision for income taxes	1,415	1,411	1,366	2,826	2,518
Add: Provision for credit losses	2,354	236	565	2,590	1,519
Add: Merger-related expenses	167	0	0	167	0
Add: Adjustments to reflect net interest income on a fully taxable-equivalent basis	220	211	202	431	397
PPNR (non-GAAP)	$10,273	$8,151	$8,246	$18,424	$15,853

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
INTEREST INCOME
Interest-bearing due from banks	$855	$721	$516	$1,576	$899
Available-for-sale debt securities:
Taxable	2,329	2,302	2,137	4,631	4,273
Tax-exempt	658	648	626	1,306	1,249
Total available-for-sale debt securities	2,987	2,950	2,763	5,937	5,522
Loans receivable:
Taxable	28,051	27,503	27,490	55,554	54,193
Tax-exempt	743	728	730	1,471	1,400
Total loans receivable	28,794	28,231	28,220	57,025	55,593
Other earning assets	38	18	29	56	45
Total Interest Income	32,674	31,920	31,528	64,594	62,059

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	2,708	2,727	2,836	5,435	5,642
Money market	1,948	1,981	1,917	3,929	4,097
Savings	49	49	52	98	107
Time deposits	4,579	4,835	4,509	9,414	8,359
Total interest-bearing deposits	9,284	9,592	9,314	18,876	18,205
Borrowed funds:
Short-term	1	0	360	1	957
Long-term - FHLB advances	1,674	1,789	1,855	3,463	3,311
Senior notes, net	120	121	120	241	240
Subordinated debt, net	233	232	232	465	463
Total borrowed funds	2,028	2,142	2,567	4,170	4,971
Total Interest Expense	11,312	11,734	11,881	23,046	23,176

Net Interest Income	$21,362	$20,186	$19,647	$41,548	$38,883

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
Net Interest Income Under U.S. GAAP	$21,142	$19,975	$19,445	$41,117	$38,486
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	79	75	67	154	136
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	141	136	135	277	261
Net Interest Income as adjusted to a fully taxable-equivalent basis	$21,362	$20,186	$19,647	$41,548	$38,883

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2025	Return/	3/31/2025	Return/	6/30/2024	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$79,868	4.29%	$67,896	4.31%	$43,139	4.81%
Available-for-sale debt securities, at amortized cost:
Taxable	338,539	2.76%	339,557	2.75%	343,971	2.50%
Tax-exempt	109,840	2.40%	111,143	2.36%	112,921	2.23%
Total available-for-sale debt securities	448,379	2.67%	450,700	2.65%	456,892	2.43%
Loans receivable:
Taxable	1,814,171	6.20%	1,809,045	6.17%	1,792,556	6.17%
Tax-exempt	87,249	3.42%	90,388	3.27%	90,830	3.23%
Total loans receivable	1,901,420	6.07%	1,899,433	6.03%	1,883,386	6.03%
Other earning assets	2,833	5.38%	1,777	4.11%	2,176	5.36%
Total Earning Assets	2,432,500	5.39%	2,419,806	5.35%	2,385,593	5.32%
Cash	22,139		20,920		22,396
Unrealized loss on securities	(42,561)		(44,405)		(56,765)
Allowance for credit losses	(20,568)		(20,341)		(20,290)
Bank-owned life insurance	51,844		51,383		50,018
Bank premises and equipment	21,339		21,329		21,994
Intangible assets	54,425		54,530		54,827
Other assets	73,041		71,928		89,859
Total Assets	$2,592,159		$2,575,150		$2,547,632

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$542,532	2.00%	$539,244	2.05%	$517,145	2.21%
Money market	364,238	2.15%	355,144	2.26%	340,038	2.27%
Savings	198,553	0.10%	195,971	0.10%	207,530	0.10%
Time deposits	486,249	3.78%	494,219	3.97%	457,885	3.96%
Total interest-bearing deposits	1,591,572	2.34%	1,584,578	2.45%	1,522,598	2.46%
Borrowed funds:
Short-term	980	0.41%	1,400	0.00%	27,732	5.22%
Long-term - FHLB advances	149,704	4.49%	162,392	4.47%	175,373	4.25%
Senior notes, net	14,926	3.22%	14,908	3.29%	14,856	3.25%
Subordinated debt, net	24,874	3.76%	24,846	3.79%	24,759	3.77%
Total borrowed funds	190,484	4.27%	203,546	4.27%	242,720	4.25%
Total Interest-bearing Liabilities	1,782,056	2.55%	1,788,124	2.66%	1,765,318	2.71%
Demand deposits	498,169		476,604		493,922
Other liabilities	29,260		32,279		29,972
Total Liabilities	2,309,485		2,297,007		2,289,212
Stockholders' equity, excluding accumulated other comprehensive loss	315,520		312,427		302,758
Accumulated other comprehensive loss	(32,846)		(34,284)		(44,338)
Total Stockholders' Equity	282,674		278,143		258,420
Total Liabilities and Stockholders' Equity	$2,592,159		$2,575,150		$2,547,632
Interest Rate Spread		2.84%		2.69%		2.61%
Net Interest Income/Earning Assets		3.52%		3.38%		3.31%

Total Deposits (Interest-bearing and Demand)	$2,089,741		$2,061,182		$2,016,520

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

.

	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2025	Return/	6/30/2024	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$73,915	4.30%	$37,932	4.77%
Available-for-sale debt securities, at amortized cost:
Taxable	339,045	2.75%	345,928	2.48%
Tax-exempt	110,488	2.38%	113,142	2.22%
Total available-for-sale debt securities	449,533	2.66%	459,070	2.42%
Loans receivable:
Taxable	1,811,622	6.18%	1,783,310	6.11%
Tax-exempt	88,810	3.34%	88,006	3.20%
Total loans receivable	1,900,432	6.05%	1,871,316	5.97%
Other earning assets	2,308	4.89%	1,780	5.08%
Total Earning Assets	2,426,188	5.37%	2,370,098	5.27%
Cash	21,533		21,422
Unrealized loss on securities	(43,478)		(53,807)
Allowance for credit losses	(20,455)		(19,887)
Bank-owned life insurance	51,615		52,242
Bank premises and equipment	21,334		21,891
Intangible assets	54,477		54,876
Other assets	72,487		86,369
Total Assets	$2,583,701		$2,533,204

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$540,897	2.03%	$516,025	2.20%
Money market	359,716	2.20%	351,451	2.34%
Savings	197,269	0.10%	210,404	0.10%
Time deposits	490,212	3.87%	443,485	3.79%
Total interest-bearing deposits	1,588,094	2.40%	1,521,365	2.41%
Borrowed funds:
Short-term	1,189	0.17%	36,187	5.32%
Long-term - FHLB advances	156,013	4.48%	159,063	4.19%
Senior notes, net	14,917	3.26%	14,848	3.25%
Subordinated debt, net	24,860	3.77%	24,745	3.76%
Total borrowed funds	196,979	4.27%	234,843	4.26%
Total Interest-bearing Liabilities	1,785,073	2.60%	1,756,208	2.65%
Demand deposits	487,446		487,534
Other liabilities	30,761		29,679
Total Liabilities	2,303,280		2,273,421
Stockholders' equity, excluding accumulated other comprehensive loss	313,982		301,895
Accumulated other comprehensive loss	(33,561)		(42,112)
Total Stockholders' Equity	280,421		259,783
Total Liabilities and Stockholders' Equity	$2,583,701		$2,533,204
Interest Rate Spread		2.77%		2.62%
Net Interest Income/Earning Assets		3.45%		3.30%

Total Deposits (Interest-bearing and Demand)	$2,075,540		$2,008,899

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
Trust revenue	$1,967	$2,102	$2,014	$4,069	$3,911
Brokerage and insurance revenue	554	498	527	1,052	1,066
Service charges on deposit accounts	1,422	1,440	1,472	2,862	2,790
Interchange revenue from debit card transactions	1,218	1,036	1,089	2,254	2,102
Net gains from sales of loans	312	205	235	517	426
Loan servicing fees, net	173	138	130	311	360
Increase in cash surrender value of life insurance	466	457	444	923	914
Other noninterest income	2,030	1,132	1,943	3,162	2,960
Total noninterest income	$8,142	$7,008	$7,854	$15,150	$14,529

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
Salaries and employee benefits	$11,067	$11,759	$11,023	$22,826	$22,585
Net occupancy and equipment expense	1,403	1,459	1,333	2,862	2,783
Data processing and telecommunications expenses	1,981	2,071	2,003	4,052	3,995
Automated teller machine and interchange expense	403	387	473	790	960
Pennsylvania shares tax	470	496	434	966	867
Professional fees	506	517	552	1,023	1,070
Other noninterest expense	3,401	2,354	3,437	5,755	5,299
Total noninterest expense, excluding merger-related expenses	19,231	19,043	19,255	38,274	37,559
Merger-related expenses	167	0	0	167	0
Total noninterest expense	$19,398	$19,043	$19,255	$38,441	$37,559

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,
	2025	2025	2024	2025	2025	2024	2025	2025	2024
Federal Home Loan Bank of Pittsburgh	$165,611	$176,540	$223,853	$780,008	$772,430	$719,722	$945,619	$948,970	$943,575
Federal Reserve Bank Discount Window	0	0	0	17,545	17,431	18,884	17,545	17,431	18,884
Other correspondent banks	0	0	0	75,000	75,000	75,000	75,000	75,000	75,000
Total credit facilities	$165,611	$176,540	$223,853	$872,553	$864,861	$813,606	$1,038,164	$1,041,401	$1,037,459

Uninsured Deposits Information	June 30,	March 31,	June 30,
	2025	2025	2024
Total Deposits - C&N Bank	$2,127,673	$2,120,521	$2,074,806

Estimated Total Uninsured Deposits	$649,184	$621,542	$605,765
Portion of Uninsured Deposits that are
Collateralized	133,621	138,178	158,268
Uninsured and Uncollateralized Deposits	$515,563	$483,364	$447,497

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	24.2%	22.8%	21.6%

Available Funding from Credit Facilities	$872,553	$864,861	$813,606
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	267,695	270,496	238,375
Highly Liquid Available Funding	$1,140,248	$1,135,357	$1,051,981

Highly Liquid Available Funding as a % of
Uninsured Deposits	175.6%	182.7%	173.7%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	221.2%	234.9%	235.1%